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                                EXHIBIT 21

                   SUBSIDIARIES OF FRONTIER CORPORATION
                          AS OF January 23, 1995


        STATE OF
NAME OF SUBSIDIARY  INCORPORATION  BUSINESS NAMES USED
- ------------------  -------------  -------------------

Frontier Communications of   AL         Monroeville Telephone
Alabama, Inc.                           Company, Inc.;
(A subsidiary of                        Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of   AL         Lamar County Telephone
Lamar County, Inc.                      Company, Inc.;
(A subsidiary of                        Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of   AL         Southland Telephone
the South, Inc.                         Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Montel Communications, Inc.  AL         Montel Communications,
(A subsidiary of Frontier               Inc.
Communications of Alabama, Inc.)

Southland Rural Cellular     AL         Southland Rural
Company, Inc.                           Cellular Company, Inc.
(A subsidiary of Frontier
Communications of the South, Inc.)

RCI Long Distance            Ontario,   RCI Long Distance
Canada Ltd.                  Canada     Canada Ltd.
(A subsidiary of
Frontier Telecommunications Inc.)

Binghamton MSA Corp.         DE         Binghamton MSA Corp.
(A subsidiary of
Frontier Cellular Holding Inc.)
Budget Call Long Distance,   DE         Budget Call Long
Inc.                                    Distance, Inc.
(A subsidiary of Frontier
Communications International Inc.)

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Frontier Cellular            DE         Rochester Tel Cellular
Holding Inc.                            Holding Corporation;
(A subsidiary of Frontier               RTCHC; FCHI
Telecommunications Holding Inc.

Frontier Communications      DE         RCI Long Distance,
International Inc.                      Inc.; Budget Call;
(A subsidiary of                        Mid Atlantic
Frontier Telecommunications Inc.)       Telecom; Frontier

Frontier Communications of   DE         RCI Long Distance New
New England, Inc.                       England, Inc.; Long
(A subsidiary of                        Distance North; LDN;
Frontier Telecommunications Inc.)       Mid Atlantic Telecom;
                                        Frontier

Frontier Communications of   DE         Frontier Communications
Rochester, Inc.                         F-Com
(A subsidiary of Frontier
Corporation)

Frontier Information         DE         Distributed Solutions;
Technologies, Inc.                      DSI; FIT
(A subsidiary of Frontier
Corporation)

Frontier InfoServices Inc.   DE         Visions Publishing
(A subsidiary of                        Inc.; Visions Inc.;
Frontier Subsidiary Telco Inc.)         Frontier InfoServices

Frontier Long Distance of    DE         Visions Long Distance
America, Inc.                           America Inc; Breezewood
(A subsidiary of                        Tel Long Distance;
Frontier Subsidiary Telco Inc.)         Canton Tel Long
                                        Distance; Vista Tel
                                        Long Distance; C,C&S
                                        Tel Long Distance;
                                        St. Croix Tel Long
                                        Distance; Statesboro
                                        Tel Long Distance;
                                        Frontier

Frontier Network Systems Inc.           DE   Rotelcom Inc.; Anixter-
(A subsidiary of                        Rotelcom; Rotelcom
Frontier Telecommunications Inc.)       Network Systems; SGT
                                        Business Systems;
                                        Frontier
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Frontier Subsidiary          DE         Rochester Tel
Telco Inc.                              Subsidiary Telco, Inc.;
(A subsidiary of
Frontier Corporation)                   RTSTI; FSTI

Frontier Telecommunications  DE         Rochester Tel
Inc.                                    Telecommunications
(A subsidiary of Frontier               Corporation; RTTC; FTI
Telecommunications Holding Inc.)

Frontier Telecommunications  DE         Rochester Tel
Holding Inc.                            Telecommunications
(A subsidiary of Frontier               Holding Corporation;
Corporation)                            RTTHC; FTHI

NY RSA 4 Inc.                DE         NY RSA 4 Inc.
(A subsidiary of
Frontier Cellular Holding Inc.)

PAGECO, Inc.                 DE         PAGECO, Inc.
(A subsidiary of
Frontier Cellular Holding Inc.)


Rochester Subsidiary         D          Rochester Subsidiary
Twenty-Eight, Inc.                      Twenty-Eight, Inc.
(A subsidiary of Frontier
Telecommunications Inc.)

RTC Main Street, Inc.        DE         RTC Main Street, Inc.
(A subsidiary of
Frontier Corporation)

RTMC Holding, Inc.           DE         RTMC Holding, Inc.
(A subsidiary of
Frontier Cellular Holding Inc.)

Rochester Holding Corporation           DE   Rochester Holding
(A subsidiary of                        Corporation
Frontier Corporation)

Rochester Tel Mobile RSA 2,  DE         Rochester Tel Mobile
Inc.                                    RSA 2, Inc.
(A subsidiary of
Frontier Cellular Holding Inc.)

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Rochester Telephone          DE         RTMC, Inc.
Mobile Communications, Inc.
(A subsidiary of
Frontier Cellular Holding Inc.)

Rochester Tel Subsidiary     DE         Rochester Tel
Capital Services Inc.                   Subsidiary Capital
(A subsidiary of                        Services Inc.
Frontier Corporation)

Rochester Tel Subsidiary     FL         Rochester Tel
Twenty-Six, Inc.                        Subsidiary Twenty-Six,
(A subsidiary of Frontier               Inc.
Telecommunications Holding Inc.)

Rochester Tel Subsidiary     FL         Rochester Tel
Twenty-Seven, Inc.                      Subsidiary Twenty-
(A subsidiary of Frontier               Seven, Inc.
Telecommunications Holding Inc.)

Fairmount Cellular Inc.      GA         Fairmount Cellular Inc.
(A subsidiary of Frontier
Communications of Fairmount,Inc.)

Frontier Communications of   GA         Fairmount Telephone
Fairmount, Inc.                         Company, Inc.;
(A subsidiary of                        Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of   GA         Statesboro Telephone Georgia,
Inc.                                    Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Telecommunications  IA         Vista Telephone of Iowa,
Inc.                                    Company of Iowa;
(A subsidiary of                        Frontier
Frontier Subsidiary Telco Inc.)

DePue Communications, Inc.   IL         DePue Communications, (A
subsidiary of Frontier                  Inc.
Communications of DePue, Inc.)

Frontier Communications -    IL         Midland Telephone Midland,
Inc.                                    Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)
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Frontier Communications -    IL         Prairie Telephone
Prairie, Inc.                           Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications -    IL         Schuyler Telephone Schuyler,
Inc.                                    Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of   IL         DePue Telephone Company
DePue, Inc.                             Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of   IL         Inland Telephone  Illinois,
Inc.                                    Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of   IL         Lakeside Telephone Lakeside,
Inc.                                    Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of   IL         Mt. Pulaski Telephone Mt.
Pulaski, Inc.                           and Electric Company; (A
subsidiary of                           Mt. Pulaski Telephone Frontier
Subsidiary Telco Inc.)                  Company; Frontier

Frontier Communications of   IL         Orion Telephone
Orion, Inc.                             Exchange Association;
(A subsidiary of                        Frontier
Frontier Subsidiary Telco Inc.)

O. T. Cellular Telephone     IL         O. T. Cellular
Company                                 Telephone Company
(A subsidiary of
Frontier Communications of
Orion, Inc.)

Schuyler Cellular, Inc.      IL         Schuyler Cellular, Inc.
(A subsidiary of Frontier
Communications - Schuyler, Inc.)
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Frontier Communications of   IN         Citizens Telephone
Indiana, Inc.                           Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of   IN         Thorntown Telephone
Thorntown, Inc.                         Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

TDCI, Ltd.                   IN         Thorntown Development
(A subsidiary of                        Company, Inc.; TDCI,
Frontier Communications of              Ltd.
Thorntown, Inc.)

C, C & S Service Corp.       MI         C, C & S Service Corp.
(A subsidiary of
C, C & S Systems, Inc.)

C, C & S Systems, Inc.       MI         C, C & S Systems, Inc.
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of   MI         C, C & S Telco, Inc.;
 Michigan, Inc.                         Frontier
(A subsidiary of
C, C, & S Systems, Inc.)

Ontonagon Communications, Inc.          MI   Ontonagon
(A subsidiary of                        Communications, Inc.
Ontonagon County Telephone Company)

Ontonagon County Telephone   MI         Ontonagon County
Company                                 Telephone Company
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Super Com, Inc.              MI         Super Com, Inc.
(A subsidiary of Ontonagon
County Telephone Company)

Frontier Communications      MN         Vista Telephone Company
of Minnesota, Inc.                      of Minnesota; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

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Frontier Telemanagement Inc. MN         Visions Telemanagement
(A subsidiary of                        Services, Inc.;
Frontier Subsidiary Telco Inc.)         Frontier Telemanagement

Frontier Communications of   MS         Mid-South Telephone
Mississippi, Inc.                       Company, Inc.;
(A subsidiary of                        Frontier
Frontier Subsidiary Telco Inc.)

Mid-South Cablevision        MS         Mid-South Cablevision
Company, Inc.                           Company, Inc.
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of   NY         AuSable Valley
AuSable Valley, Inc.                    Telephone Company;
(A subsidiary of                        Frontier
Frontier Corporation)

Frontier Communications of   NY         Highland Telephone
New York, Inc.                          Company; Frontier
(A subsidiary of
Frontier Corporation)

Frontier Communications of   NY         Seneca-Gorham Telephone
Seneca-Gorham, Inc.                     Corporation; Frontier
(A subsidiary of
Frontier Corporation)

Frontier Communications of   NY         Sylvan Lake Telephone
Sylvan Lake, Inc.                       Company, Inc.; Frontier
(A subsidiary of
Frontier Corporation)

Frontier Long Distance of    NY         Visions Long Distance
New York, Inc.                          New York Inc.;
(A subsidiary of                        Highland Tel Long
Frontier Subsidiary Telco Inc.)         Distance; Sylvan Lake
                                        Tel Long Distance;
                                        AuSable Valley Tel Long
                                        Distance; Frontier

New York Independent Cellular           NY   NYICS
Systems, Inc.                           (Part of Utica-Rome
(A subsidiary of                        Cellular Partnership)
Frontier Cellular Holding Inc.)

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Oneida County Cellular       NY         Oneida County Cellular
Systems, Inc.                           (Part of Utica-Rome
(A subsidiary of                        Cellular Partnership)
Frontier Cellular Holding Inc.)

Phoncom Inc.                 NY         Phoncom Inc.
(A subsidiary of                        (Part of Utica-Rome
Frontier Cellular Holding Inc.)         Cellular Partnership)

Rochester Telephone Corp.    NY         Rochester Telephone
(A subsidiary of                        Corp.; RTC
Frontier Corporation)

Taconic Long Distance        NY         Taconic Long Distance
Service Corp.                           Service Corp.
(A subsidiary of
Frontier Telecommunications Inc.)

Vernon Cellular Inc.         NY         Vernon Cellular Inc.
(A subsidiary of                        Part of the Utica-Rome
Frontier Cellular Holding Inc.)         Cellular Partnership

Enterprise Marketing Services  PA       Enterprise Marketing
Inc.                                    Services Inc.
(A subsidiary of Frontier
Communications of Pennsylvania, Inc.)

Frontier Communications of   PA         Breezewood Telephone
Breezewood, Inc.                        Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of   PA         Canton Telephone
Canton, Inc.                            Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of   PA         Lakewood Rural Lakewood,
Inc.                                    Telephone Company;
(A subsidiary of                        Lakewood Telephone
Frontier Subsidiary Telco Inc.)         Company; Frontier

Frontier Communications of   PA         Oswayo River Telephone
Oswayo River, Inc.                      Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)
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Frontier Communications of   PA         Enterprise Telephone
Pennsylvania, Inc.                      Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of   VA         Mid Atlantic Telecom, the Mid
Atlantic, Inc.                          Inc.; Frontier
(A subsidiary of Frontier
Telecommunications Inc.)

Frontier Communications -    WI         Lakeshore Telephone
Lakeshore, Inc.                         Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications -    WI         St. Croix Telephone
St. Croix, Inc.                         Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of   WI         Mondovi Telephone Mondovi,
Inc.                                    Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of   WI         Viroqua Telephone Viroqua,
Inc.                                    Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of   WI         Urban Telephone Wisconsin,
Inc.                                    Corporation; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

New Richmond Cable           WI         New Richmond Cable
Company, Inc.                           Company, Inc.
(A subsidiary of Frontier
Communications - St. Croix, Inc.)